UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

Resource Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 12th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-506-3899

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Underwriting Agreement

On August 10, 2017, Resource Capital Corp. (the “Company”) and Resource Capital Manager, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters $110,000,000 aggregate principal amount of the Company’s 4.50% convertible senior notes due 2022 (the “Notes”). The Company also granted the Underwriters a 30-day option to purchase up to an additional $11,589,000 aggregate principal amount of the Notes in connection with the Offering (as defined below) solely to cover over-allotments. The Underwriting Agreement contains customary representations and warranties, indemnification provisions and closing conditions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 1.1 to this report and incorporated herein by this reference.

Completion of Public Offering of Convertible Senior Notes

On August 11, 2017, the Underwriters exercised their over-allotment option in full, and on August 16, 2017, the Company completed the registered underwritten public offering of $121,589,000 aggregate principal amount of the Notes pursuant to the Underwriting Agreement (the “Offering”).

The Notes (and the shares of the Company’s common stock (“Common Stock”) issuable upon conversion of the Notes) were registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form S-3 (Registration Statement No. 333-217733) (the “Registration Statement”), which was filed on May 5, 2017, as amended June 15, 2017, and deemed effective on June 15, 2017. The Offering was made pursuant to the prospectus supplement dated August 10, 2017 (the “Prospectus Supplement”), and the accompanying prospectus dated June 15, 2017, constituting a part of the Registration Statement.

The aggregate net proceeds to the Company from the Offering were approximately $118,249,275, after deducting underwriting discounts and commissions and estimated expenses payable by the Company. The Company intends to use the net proceeds from the Offering to repurchase a portion of its outstanding 6.00% convertible senior notes due 2018 (“6% Notes due 2018”) and its 8.00% convertible senior notes due 2020 (“8% Notes due 2020”). Any remaining net proceeds of the Offering will be used for general corporate purposes.

Supplemental Indenture

In connection with the Offering, the Company entered into a third supplemental indenture (the “Supplemental Indenture”) between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), to the base indenture dated as of October 21, 2013 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), with respect to the Notes, pursuant to which the Notes were issued. Interest on the Notes is payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2018. The Notes will mature on August 15, 2022 unless earlier repurchased or converted. Upon conversion, holders of the Notes will receive shares of Common Stock, cash or a combination of cash and shares, at the Company’s election. If the Company undergoes a “fundamental change” (as defined in the Indenture), subject to certain conditions, holders of the Notes may require the Company to repurchase for cash all or part of such holders’ Notes. The fundamental change repurchase price for the Notes will be 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, up to, but excluding, the fundamental change repurchase date.

At any time prior to the close of business on the business day immediately preceding the maturity date, holders may convert any or all of their Notes into shares of Common Stock at the applicable conversion rate.

Any conversion of Notes into shares of Common Stock will be subject to certain ownership limitations (as more fully described in the Indenture). The initial conversion rate for each $1,000 aggregate principal amount of the Notes is 78.2473 shares of Common Stock, equivalent to an initial conversion price of approximately $12.78 per share of Common Stock, which is an approximate 20% premium to the closing price of the Common Stock on

August 10, 2017. The conversion rate is subject to adjustment in certain circumstances. The Company may not redeem the Notes prior to the maturity date.

The foregoing description of the Indenture is qualified in its entirety by reference to the previously filed Base Indenture and the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this report and incorporated herein by this reference.

Completion of Private Placement of Convertible Senior Notes

Concurrent with the closing of the Offering, the Company entered into an exchange agreement (the “Exchange Agreement”) dated August 10, 2017 with Oaktree Real Estate Debt Holdings Ltd., a Cayman Islands exempted company (“Oaktree Real Estate”), INVESTIN PRO RED HOLDINGS, LLC, a Delaware limited liability company (“Investin”) and Oaktree TSE-16 Real Estate Debt, LLC, a Delaware limited liability company (“Oaktree TSE-16” and, together with Oaktree Real Estate and Investin, “Oaktree”). Pursuant to the Exchange Agreement, the Company issued to Oaktree, each a “qualified institutional buyer” as defined in Rule 144A of the Securities Act, $22,161,000 aggregate principal amount of the Notes in exchange for the same amount of the Company’s 6% Notes due 2018 and 8% Notes due 2020 collectively held by Oaktree. The Company has relied upon the exemption from registration pursuant to Section 4(a)(2) of the Securities Act in connection with the issuance of the Notes as described above. The Company will receive no additional proceeds from the issuance of these Notes.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 relating to the issuance of Notes pursuant to the Exchange Agreement and the conversion terms of the Notes set forth in the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01	Other Events.

Attached as Exhibit 5.1 to this Current Report is a copy of the opinion of Morrison & Foerster LLP relating to the validity of the Notes sold in the Offering and the validity of the shares of Common Stock to be issued upon conversion of the Notes. Attached as Exhibit 8.1 to this Current Report is a copy of the opinion of Ledgewood P.C. relating to certain tax matters. Exhibits 5.1 and 8.1 attached to this report are incorporated by reference in their entirety into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 10, 2017, by and among Resource Capital Corp., Resource Capital Manager, Inc. and the underwriters named therein.

4.1	Third Supplemental Indenture, dated August 16, 2017, between Resource Capital Corp. and Wells Fargo Bank, National Association, as Trustee (including the form of 4.50% Convertible Senior Note due 2022).

5.1	Opinion of Morrison & Foerster LLP.

8.1	Opinion of Ledgewood P.C.

10.1	Exchange Agreement, dated August 10, 2017, by and between Resource Capital Corp., Oaktree Real Estate Debt Holdings Ltd., INVESTIN PRO RED HOLDINGS, LLC, and Oaktree TSE-16 Real Estate Debt, LLC.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

23.2	Consent of Ledgewood P.C. (included in Exhibit 8.1).

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

/s/ David J. Bryant
August 16, 2017	David J. Bryant
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 10, 2017, by and among Resource Capital Corp., Resource Capital Manager, Inc. and the underwriters named therein.

4.1	Third Supplemental Indenture, dated August 16, 2017, between Resource Capital Corp. and Wells Fargo Bank, National Association, as Trustee (including the form of 4.50% Convertible Senior Note due 2022).

5.1	Opinion of Morrison & Foerster LLP.

8.1	Opinion of Ledgewood P.C.

10.1	Exchange Agreement, dated August 10, 2017, by and between Resource Capital Corp., Oaktree Real Estate Debt Holdings Ltd., INVESTIN PRO RED HOLDINGS, LLC, and Oaktree TSE-16 Real Estate Debt, LLC.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

23.2	Consent of Ledgewood P.C. (included in Exhibit 8.1).